Exhibit 10.13

INVESTOR SUBSCRIPTION AGREEMENT

Little Squaw Gold Mining Co.

Persons interested in purchasing Units offered by Little Squaw Gold Mining Company (the "Company") must complete and return this Subscription Agreement, along with the check for the purchase price, to: Little Squaw Gold Mining Co.,  3412 S. Lincoln Dr., Spokane, WA   99203-1650.  If your Subscription Agreement is accepted by the Company, a copy of this Agreement will be returned to you as your receipt and a share certificate and common stock purchase warrant will be issued to you shortly thereafter.  If the Subscription Agreement is not accepted, then the payment will be returned to you.  The Units also are referred to as Securities in this Subscription Agreement.  Each Unit consists of one share of Common Stock and one Common Stock Purchase Warrant (the "Warrant" or "Warrants") for the purchase of one additional share of Common Stock over a three year period.  The initial warrant exercise price is $0.30 per share for the period of one year from the date of issue, increasing to $0.35 per share for the period of the second year from the date of issue, and to $0.40 per share for the period of the third year from the date of issue.

SUBSCRIPTION

I hereby tender this Subscription Agreement for the purchase of __________ Units at $0.25 per Unit.  Payment is enclosed in the amount of $_______________ for the Units subscribed.

The minimum purchase amount is $25,000.

The Units which I am purchasing shall be issued as follows (check one):

☐

Individual Ownership (one signature required)

☐

Partnership (all partners must sign)

☐

Tenants-in-Common (all parties must sign)

☐

Minor with Adult Custodian under the Uniform Gift to Minor Act in your State (custodian must sign; minor will have beneficial ownership)

☐ Corporation (authorized agent of corporation must sign) ☐ Trust (trustee must sign) ☐ Joint Tenants with Right of Survivorship (all parties must sign)

PLEASE CONSULT WITH YOUR OWN LEGAL COUNSEL REGARDING THE MEANING AND LEGAL IMPLICATIONS OF THE ABOVE DESIGNATIONS AND HOW YOUR DESIGNATION MUST BE SHOWN ON YOUR SHARE CERTIFICATE AND COMMON STOCK PURCHASE WARRANT.  THE COMPANY IS NOT RESPONSIBLE FOR INCORRECT DESIGNATIONS.  YOU SHOULD CAREFULLY REVIEW THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM (THE "MEMORANDUM") DELIVERED TO YOU IN CONNECTION WITH THE OFFERING.

Please print the exact name(s) you desire on the share certificate and Common Stock Purchase Warrant:

Please print address where the certificates for the Units and all shareholder information should be sent:

Please print Social Security number(s) of Shareholder(s) or taxpayer identification number if a corporation, partnership, trust or other business organization is purchasing the Units:

Persons executing this Subscription Agreement acknowledge that neither the common stock nor the shares underlying the Warrants have been registered pursuant to the provisions of the 1933 Act, or the securities laws of any states in which the Units may be offered or sold but are being sold in reliance upon exemptions therefrom.  The Securities so acquired are considered to be “restricted securities” as that term is defined in Rule 144(a) promulgated pursuant to the provisions of the 1933 Act.

Subscriber Representations:

1.

The Subscriber understands that (i) the Company has no operating history, (ii) the Securities are speculative investments with a high degree of risk of loss, (iii) there are substantial restrictions on the transferability of the Securities, and there is no public market for the Securities while the Securities are restricted, and (iv)  it may not be possible to liquidate an investment in the Securities in case of emergency.

2.

The Subscriber is able to (i) bear the economic risk of this investment, (ii) hold the Securities indefinitely, and (iii) afford a complete loss of this investment; the Subscriber has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment.

3.

The Subscriber, or the Subscriber together with its purchaser representative, if any, have such knowledge and experience in financial and business matters that the Subscriber and such representatives are capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

4.

The Subscriber confirms that, in making the investment decision to purchase the Securities, the Subscriber and its representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense.

5.

The Securities hereby subscribed are being acquired by the Subscriber solely for his or its own personal account, for investment purposes only, and are not being purchased for resale, resyndication, distribution, subdivision, or fractionalization thereof; the Subscriber has no contract or arrangement with any person to sell, transfer or pledge to any person the Securities or any part thereof, any interest therein or any rights thereto; the Subscriber has no present plans to enter into any such contract or arrangement and understands that, as a result, the Subscriber must bear the economic risk of the investment for an indefinite period of time.

6.

The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities.

7.

The Subscriber has not purchased the Securities as a reuslt of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

8.

The Subscriber understands that the Warrants may not be exercised unless at the time of exercise, the holder is an "accredited investor" and the applicable representations and warranties contained in this Agreement remain true and correct with respect to such holder.

9.

The Subscriber understands that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)

the transfer is to the Company;

(ii)

the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(iii)

the transfer is made in compliance with the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws;

(iv)

the Securities are transferred in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; or

(v)

the Securities have been registered under the 1933 Act.

10.

The Subscriber understands that the Company may instruct its registrar and transfer agent not to record any transfer of Securities, without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the 1933 Act and applicable state securities laws.

11.

The Subscriber consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent for the Company in order to implement the restrictions on transfer set forth and described herein.

12.

The Subscriber acknowledges that the representations, warranties and covenants contained in this Agreement are made by it with the intent that they may be relied upon by the Company in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase the Securities.  It agrees that by accepting the Securities, it shall be representing and warranting that representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing, that they shall survive the purchase by it of Securities, and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The share certificate and Common Stock Purchase Warrant issued for the Securities will bear a legend similar to the following:  THE SHARES OR WARRANTS EVIDENCED BY THIS CERTIFICATE OR COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 OR PURSUANT TO THE PROVISIONS OF ANY STATE SECURITIES LAWS.  THE SHARES OR WARRANTS MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION

STATEMENT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SUBSCRIBER:

(Signature) Date Daytime Phone Evening Phone ACCEPTED BY: Little Squaw Gold Mining Company By: Richard R. Walters, President	(Signature of additional person, Date if required. See above.)* Daytime Phone Evening Phone *Attach additional sheets if more signatures are required Date